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 THESE WARRANTS AND THE UNDERLYING COMMON STOCK HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THESE WARRANTS HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND THESE WARRANTS AND THE UNDERLYING COMMON STOCK MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR LAWS.

                                MYO DIAGNOSTICS, INC.

                                   SERIES C WARRANT
                          To Purchase Shares of Common Stock

No. C-1                                                   Dated: August 18, 1995

    THIS CERTIFIES THAT, FOR VALUE RECEIVED, ONTARIO MUNICIPAL EMPLOYEES RETIREMENT BOARD, or registered assigns ("Holder") is entitled to purchase, upon the terms and subject to the provisions of this Warrant, from MYO DIAGNOSTICS, INC., a California corporation (the "Company") the number of fully paid and nonassessable shares of the Common Stock of the Company specified below at the price per share specified below at any time during the period from the Initial Exercise Date (as hereinafter defined) to 5:00 P.M., Los Angeles time, on August 30, 1996 (the "Expiration Date"), at which time this Warrant shall expire and become void. "Initial Exercise Date" means January 31, 1996, provided, however, that if on January 31, 1996, the Company has a firm written commitment from a person which is not an Affiliate of the Company (as hereinafter defined) for Gross Proceeds (as hereinafter defined), which together with all Gross Proceeds previously realized by the Company exceeds $500,000, then the Initial Exercise Date shall mean February 28, 1996, or if earlier, the date on which such firm written commitment is terminated. "Gross Proceeds" shall mean the aggregate proceeds realized by the Company subsequent to August 18, 1995, and prior to the Initial Exercise Date from the sale of its Common Stock or other equity securities to any person who is not an Affiliate of the Company in a transaction not involving a public offering. Gross Proceeds shall not include proceeds realized by the Company from (a) the subscription for and sale of securities of the Company pursuant to that certain Subscription Agreement, dated as of August 18, 1995 between the Company and Hydra Capital Corporation and Gerald D. Appel or the subscription for and sale of securities of the Company pursuant to the Share Purchase Warrant issued or to be issued in accordance with the terms thereof, (b) the sale of securities of the Company pursuant to that certain Securities Purchase Agreement, dated as of August 18, 1995, by and among the Company, Holder and Gerald D. Appel or upon the exercise of this Warrant, (c) the sale of securities of the Company upon the exercise of that certain Series A Warrant, dated December 23, 1994, and issued to Holder, as amended, or (d) the sale of securities of the Company upon the exercise of that


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certain Series B Warrant, dated December 23, 1994, and issued to Holder, as amended. "Affiliate of the Company" means Gerald D. Appel, any person who controls, is controlled by or is under common control with Mr. Appel or any relative by blood or marriage (not more remote than first cousin) of Mr. Appel. The number of shares of Common Stock initially issuable upon exercise of this Warrant and the initial price to be paid for each share of Common Stock shall be determined on the Initial Exercise Date as follows:

    If Gross Proceeds are greater than $1,500,000, such number of shares shall be 222,222 and such price shall be $2.30;

    If Gross Proceeds are greater than $1,400,000 but not greater than $1,500,000, such number of shares shall be 222,222 and such price shall be $2.20;

    If Gross Proceeds are greater than $1,300,000 but not greater than $1,400,000, such number of shares shall be 222,222 and such price shall be $2.10;

    If Gross Proceeds are greater than $1,200,000 but not greater than $1,300,000, such number of shares shall be 222,222 and such price shall be $2.00;

    If Gross Proceeds are greater than $1,100,000 but not greater than $1,200,000, such number of shares shall be 222,222 and such price shall be $1.90;

    If Gross Proceeds are greater than $1,000,000 but not greater than $1,100,000, such number of shares shall be 222,222 and such price shall be $1.80;

    If Gross Proceeds are greater than $900,000 but not greater than $1,000,000, such number of shares shall be 444,444 and such price shall be $1.50;

    If Gross Proceeds are greater than $800,000 but not greater than $900,000, such number of shares shall be 666,667 and such price shall be $1.00;

    If Gross Proceeds are greater than $700,000 but not greater than $800,000, such number of shares shall be 888,889 and such price shall be $0.25;

    If Gross Proceeds are greater than $600,000 but not greater than $700,000, such number of shares shall be 1,111,111 and such price shall be $0.10;

    If Gross Proceeds are greater than $500,000 but not greater than $600,000, such number of shares shall be 1,333,333 and such price shall be $0.05; and

     If Gross Proceeds are $500,000 or less, such number of shares shall be such number as would be equal 50.1% of the total number of outstanding shares Common Stock of the Company after giving effect to the issuance thereof and such price shall be $0.001.

The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock shall be adjusted from time to time as hereinafter set forth. As used herein, "Common Stock" shall mean the Company's currently authorized Common Stock and any stock into which such Common Stock may be exchanged, and the exercise price for a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price". Unless the context otherwise requires, the term "Warrant", as used herein, includes this Warrant and any other Warrant or Warrants which may be issued pursuant to the provisions of this Warrant, whether upon transfer, assignment, partial exercise, divisions, combinations, exchange or otherwise, and the term "Holder" includes any transferee or transferees or assignee or assignees of the Holder named above, all of whom shall be subject to the provisions of this Warrant.

    If Gross Proceeds are greater than $700,000 but not greater than $800,000, such number of shares shall be 888,889 and such price shall be $0.25;

    If Gross Proceeds are greater than $600,000 but not greater than $700,000, such number of shares shall be 1,111,111 and such price shall be $0.10;

    If Gross Proceeds are greater than $500,000 but not greater than $600,000, such number of shares shall be 1,333,333 and such price shall be $0.05; and

    If Gross Proceeds are $500,000 or less, such number of shares shall be such number as would be equal 50.1% of the total number of outstanding shares Common Stock of the Company after giving effect to the issuance thereof and such price shall be $0.001.

The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock shall be adjusted from time to time as hereinafter set forth. As used herein, "Common Stock" shall mean the Company's currently authorized Common Stock and any stock into which such Common Stock may be exchanged, and the exercise price for a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price". Unless the context otherwise requires, the term "Warrant", as used herein, includes this Warrant and any other Warrant or Warrants which may be issued pursuant to the provisions of this Warrant, whether upon transfer, assignment, partial exercise, divisions, combinations, exchange or otherwise, and the term "Holder" includes any transferee or transferees or assignee or assignees of the Holder named above, all of whom shall be subject to the provisions of this Warrant.

    1. METHOD OF EXERCISE. This Warrant may be exercised in whole or in part at any time or from time to time after the date hereof but not after the Expiration Date by presentation and surrender hereof to the Company at 3710 South Robertson Blvd., Suite 212, Culver City, California 90232 or at such other office as may be designated by the Company, with the Purchase Form attached hereto duly executed and accompanied by payment to the Company by cash or check or bank draft payable to the order of the Company, of an amount equal to the then applicable Exercise Price multiplied by the number of shares of Common Stock specified in such Form. If this Warrant should be exercised in part only, the Company shall, upon presentation of this Warrant upon such exercise, execute and deliver a new Warrant evidencing the right of the Holder hereof to purchase the balance of the shares of Common Stock purchasable hereunder upon the same terms and conditions as herein set forth. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Certificates for the shares of Common Stock so purchased shall be dated the date of exercise and delivered to the Holder hereof within a reasonable time, not exceeding 10 Trading Days (as hereinafter defined), after the rights represented by this Warrant shall have been exercised.

    2. RESERVATION AND LISTING OF SHARES; ISSUE TAXES. The Company hereby agrees that at all times prior to the Expiration Date it will have authorized, and reserved for the purpose of issue upon exercise of this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant in full and that, upon issuance, such shares will be listed on each national securities exchange, if any, on which the other shares of the outstanding Common Stock of the Company are then listed. The Company hereby agrees that all shares of Common Stock issuable upon exercise of this Warrant will, upon issuance, be fully paid and nonassessable. The Company hereby agrees that it will pay all documentary, stamp or similar taxes and other governmental charges which may be imposed with respect to the issuance or delivery of any shares of Common Stock upon exercise of this Warrant; provided, however, that if the shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, then no such issuance or delivery shall be made unless the person requesting the same has paid to the Company any necessary transfer tax or other governmental charge incident thereto.

    3. FRACTIONAL SHARES. If the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted pursuant to the provisions of
Section 6 hereof, the Company shall nevertheless not be required to issue any fractional shares or scrip representing fractional shares upon the exercise of this

Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Price (determined as hereinafter provided) of one share of Common Stock on the last Trading Day prior to the date of exercise of this Warrant. The Current Market Price of a share of Common Stock for any day shall be determined as follows:

    (a) If the Common Stock is listed on one or more national securities exchanges or admitted to unlisted trading privileges on any such exchange, the Current Market Price shall be the last sale price of the Common Stock reported by the principal exchange on which the Common Stock is traded on such day; or

    (b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the Current Market Price shall be the mean of the last reported bid and asked prices on such day, as reported by the National Association of Securities Dealers Automated Quotation System, or if not so reported, as furnished by the National Quotation Bureau, Inc., or, if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business as selected by the Company, or if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company; or

    (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Price shall be an amount determined in good faith and in a reasonable manner by the Board of Directors of the Company.

    "Trading Day" means any day on which trades in the Common Stock of the Company are reported by a national securities exchange or if such Common Stock is not listed or admitted to trading privileges on any such exchange, any day such Common Stock is traded in the over-the-counter market, provided that if Current Market Price is being determined pursuant to clause (c) of Section 3, "Trading Day" shall mean any day on which the New York Stock Exchange is open for trading.

    4. TRANSFER AND EXCHANGE. Subject to the provisions of Section 8 hereof this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company by the Holder hereof in person or by duly authorized attorney, upon presentation and surrender of this Warrant at the principal office of the Company with the Assignment Form attached hereto duly executed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer of this Warrant, the Company will issue and deliver to the Holder an appropriate new Warrant or Warrants. Each taker and Holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant when endorsed in blank shall be deemed negotiable and that when this Warrant shall have been so endorsed, the Holder hereof may be treated by the

Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder hereof as the owner for all purposes. This Warrant is exchangeable at the principal office of the Company for Warrants for the purchase of the same aggregate number of shares of Common Stock, each new Warrant to represent the right to purchase such number of shares of Common Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the date hereof and shall be identical to this Warrant except as to the number of shares of Common Stock issuable pursuant thereto.

    5. LOSS OR MUTILATION. Upon receipt by the Company of evidence satisfactory to it of the ownership of and loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation thereof, the Company shall (in the absence of notice to the Company that this Warrant has been acquired by a bona fide purchaser) execute and deliver to the Holder hereof in lieu hereof, a new Warrant of like tenor and date and any such lost, stolen or destroyed Warrant shall thereupon become void.

    6. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

    (a) RECLASSIFICATION, CONSOLIDATION OR MERGER. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), the Company, or such successor, as the case may be, shall, without payment of additional consideration therefor, execute a new Warrant, providing that the Holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, or merger, by a holder of one share of Common Stock issuable upon exercise of this Warrant, had this Warrant been exercised immediately prior to the record date for determining the holders of Common Stock to receive such shares of stock, other securities, money and property in connection with any such reclassification, change, consolidation, or merger. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this Section 6(a) shall similarly apply to successive reclassifications, changes, consolidations and mergers.

    (b) SUBDIVISION OR COMBINATION OF SHARES. If the Company, at any time while this Warrant remains outstanding and unexpired, shall subdivide or combine its Common Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination at the effective time of such subdivision or combination, or if the Company shall set a record date for the purpose of determining the Common Stock initially affected by such subdivision or combination, if earlier, as of such record date.

    (c) STOCK DIVIDENDS. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend or make any other distribution (except any distribution specifically provided for in Section 6(a) or 6(b) hereof) on the Common Stock in shares of Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (plus, in the event that the Company pays cash for fractional shares, the number of additional shares which would have been outstanding had the Company issued fractional shares in connection with such dividend).

    (d) RIGHTS OFFERINGS. If the Company shall issue rights, options, or warrants to all holders of its outstanding shares of Common Stock, entitling them (for a period expiring within 45 days after the record date for the determination of shareholders entitled to receive such rights, options or warrants) to subscribe for or purchase shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) at a price per share of Common Stock (or having an exchange or conversion price per share of Common Stock, with respect to a security exchangeable for or convertible into shares of Common Stock) that is less than the Exercise Price in effect, immediately prior to such record date, then such Exercise Price shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so to be offered (or,the aggregate initial exchange or conversion price of the exchangeable or convertible securities so to be offered) would purchase at such Exercise Price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the exchangeable or convertible securities so to be offered are initially exchangeable or convertible). Such adjustment shall become effective at the close of business on such record date; however, to the extent that shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) are not delivered after the expiration of such rights, options, or warrants, the Exercise Price shall be readjusted (but only to the extent this Warrant is unexercised after such expiration) to the Exercise Price that would then be in effect had the adjustment made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) actually issued. In case any subscription price may be paid in a consideration, part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by the Board of Directors in good faith and in a reasonable manner.

    (e) DISTRIBUTIONS OF ASSETS AND INDEBTEDNESS. If the Company shall distribute to all holders of its shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) evidences of its indebtedness or assets, then in each case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of shareholders entitled to receive such distribution by a fraction, the numerator of which shall be such Exercise Price, less the fair market value (as determined by the Board of Directors of the Company acting in good faith and in a reasonable manner) of the portion of the evidences of indebtedness or assets so to be distributed applicable to one share of Common Stock and the denominator of which shall be such Exercise Price. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution. This Section 6(e) does not apply to (i) cash dividends payable out of consolidated retained earnings,
(ii) dividends or distributions payable in shares of stock referred to in
Section 6(c) above or (iii) rights, options or warrants referred to in Section 6(d) above.

    (f) COMMON STOCK ISSUE, OPTIONS, WARRANTS, CONVERTIBLE SECURITIES, ETC. If the Company shall sell or issue shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for a consideration per share of Common Stock (determined, in the case of such rights, options, warrants or convertible or exchangeable securities, by dividing (i) the total amount received or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration payable to the Company upon exercise or conversion or exchange thereof, by (ii) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities) lower than the Exercise Price in effect on the date the Company fixes the offering price (or exercise price, option price or conversion price, as the case may be) per share of such Common Stock, then the Exercise Price shall be reduced to a price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such sale and issuance plus (B) the number of shares of Common Stock which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such Exercise Price, and the denominator of which shall be the total number of shares of Common Stock to be outstanding immediately after such sale and issuance. Such adjustment shall be made successively whenever such an issuance is made. For the purposes of such adjustments, the shares of Common Stock which the holder of any such rights, options, warrants, or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants or convertible or exchangeable securities, plus the consideration or premiums stated in such rights, options, warrants or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby. For the purposes of determining "consideration per share of Common Stock" or "consideration received by the Company" for the purposes of the first sentence of this Section 6(f), no deduction shall be made for commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith. In case the Company shall sell and issue shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "consideration per share of Common Stock" and the "consideration received by the Company" for purposes of the first sentence of this Section 6(f), the Board of Directors shall determine the fair value of such property, acting in good faith and in a reasonable manner. This Section 6(f) does not apply to (i) shares, rights, options, warrants or convertible or exchangeable securities issued in any of the transactions described in Sections 6(a) through 6(e), (ii) Common Stock issued upon the exercise of rights, options, or warrants (including this Warrant) or upon the conversion or exchange of convertible or exchangeable securities, (iii) options to purchase not in excess of 400,000 shares of Common Stock issued pursuant to that certain Agreement, dated December 13, 1994, between the Company and Donald

Patterson, Ronald Goldsack, James Connacher, Chris Skillen, Richard Reid and James Black, or (iv) options to purchase not in excess of 400,000 shares of Common Stock issued after the date hereof to employees, consultants, officers or directors of the Company (other than Gerald D. Appel).

    (g) OTHER ADJUSTMENTS. If any event occurs as to which in the opinion of the Board of Directors of the Company, the other provisions of this Section 6 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price as otherwise determined pursuant to this Section 6.

    (h) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Exercise Price, the number of shares of Common Stock purchasable hereunder shall be adjusted to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shalt be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price in effect immediately thereafter.

    (i) MINIMUM ADJUSTMENT. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $.05 in the Exercise Price; provided, however, that any adjustments which by reason of this Section 6(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6 shall be made to the nearest one-tenth of one cent or to the nearest one-tenth of a share, as the case may be.

    (j) SECURITIES OTHER THAN COMMON STOCK. In the event that at any time, as a result of an adjustment made pursuant to this Section 6, the Holders of this Warrant shall become entitled to purchase any shares or securities of the Company other than shares of Common Stock, thereafter the number of such other shares or securities so purchasable upon exercise of this Warrant and the Exercise Price for such shares or securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in Section 6(a) through 6(h), inclusive, of this Section 6 and the other provisions hereof with respect to the shares of Common Stock shall apply on like terms to any such other shares.

    (k) DEFERMENT OF ADJUSTMENT. In any case in which this Section 6 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the Holder of any Warrant exercised after such record date the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment.

    (l) Voluntary Adjustment by the Company. The Company may at its option, at any time during the term of this Warrant, reduce the then current Exercise Price for any period of time to any amount deemed appropriate by the Board of Directors of the Company.

    7. NOTICE OF ADJUSTMENTS. Whenever any Exercise Price shall be adjusted pursuant to Section 6 hereof, the Company shall promptly prepare a certificate of its chief financial officer setting forth, in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be made (by first class mail, postage prepaid) to the Holder of this Warrant.

    8. RESTRICTIONS ON TRANSFER; LEGENDS. This Warrant was issued pursuant to that certain Securities Purchase Agreement dated as of August 18, 1995, among the Company, Ontario Municipal Employees Retirement Board, and Gerald D. Appel (the "Purchase Agreement"), a copy of which will be furnished, without charge, to the Holder hereof upon written request to the Company. Each taker and Holder of this Warrant, by taking and holding the same, represents, acknowledges and agrees that (a) this Warrant was, and any shares of Common Stock acquired upon exercise hereof will be (unless then registered under the Securities Act of 1933 or an exemption from such registration not requiring such representation is available for the sale of the Common Stock), acquired for investment and not with a view to or for sale in connection with any distribution thereof, (b) this Warrant has not been, and the shares of Common Stock issuable upon exercise hereof may not be, registered under the Securities Act of 1933 (the 1933 Act ), may not be transferred in violation of the 1933 Act, and must be held indefinitely unless they are subsequently registered thereunder or an exemption from such registration is available, and (c) this Warrant and the shares of Common Stock issuable upon exercise hereof are subject to other restrictions on transfer by the provisions of the Purchase Agreement, including, without limitation, Sections 8.01 and 8.12 thereof. Each taker and Holder of this Warrant, by taking and holding the same, also agrees that all certificates representing Common Stock issued upon exercise of this Warrant may bear the restrictive legend set forth in Section 4.06 of the Purchase Agreement and may bear such other legends and endorsements as shall be required to comply with any law or with any rule or regulation of any stock exchange on which such securities may be listed.

    9. EXTENSION OF EXPIRATION DATE. In addition, and notwithstanding any provision contained herein to the contrary, in the event that (a) at the Expiration Date the Company is required, pursuant to an effective request therefor received by the Company from the Holder pursuant to the provisions of Section 8.03 of the Purchase Agreement at least 90 days prior to the Expiration Date, to effect a Registration under the Securities Act of 1933 with respect to any shares of Common Stock subject to this Warrant or (b) at the Expiration Date the Company is in the process of effecting a registration under the Securities Act of 1933 for an underwritten public offering in which shares of Common Stock subject to this Warrant are entitled to be included pursuant an effective request therefor received by the Company from the Holder pursuant to the provisions of Section 8.02 of the Purchase Agreement on or prior to the Expiration Date, the Expiration Date shall be extended to 5:00 P.M., Los Angeles time, on the 30th day following the date on which such Registration shall have become effective but in no event longer than 180 days after the date this Warrant would otherwise have expired. In the event that the Expiration Date is extended in accordance with the provisions of this Section 9, all references contained in this Warrant to the "Expiration Date" shall be deemed to be references to the Expiration Date as so extended.

    10. NO STOCKHOLDER RIGHTS. Nothing contained in this Warrant shall be construed as conferring upon the Holders or their transferees the right to vote or to receive dividends or to consent to or receive notice as shareholders in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its exercise in full, any of the following events shall occur:

    (a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution to the holders of its shares of Common Stock (other than a cash dividend or a dividend payable in additional shares of Common Stock);

    (b) the Company shall offer to the holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into shares of Common Stock or any right to subscribe to shares of Common Stock or securities convertible or exchangeable into shares of Common Stock;

    (c) any reclassification of the capital stock of the Company (other than a subdivision or combination of Common Stock), or any consolidation or merger to which the Company is a party or any sale of all or substantially all of the assets of the Company shall be proposed, and in each case shareholder approval is required;
or

    (d) a dissolution, liquidation or winding up of the Company shall be proposed;

then in any one or more of such events, the Company shall give notice in writing of such event to the Holders of this Warrant at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, or subscription rights, or for the determination of shareholders entitled to vote on any such proposed transactions. Such notice shall specify such record date or date of the closing of the transfer books, as the case may be.


    11. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California.


                                  MYO DIAGNOSTICS, INC.

                                       /s/
                                  By___________________________
                                  Name:
                                  Title:

                                     PURCHASE FORM

                                                      Dated: ____________, 199__

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ shares of Common Stock and hereby makes payment of $______ in payment of the actual exercise price thereof.


                        INSTRUCTIONS FOR REGISTRATION OF STOCK

         Name ______________________________________________
               (please typewrite or print in block letters)


         Address   ______________________________________

                   ______________________________________



                                           Signature:
                                                     ---------------------------



                                   ASSIGNMENT FORM

    FOR VALUE RECEIVED, _______________________________ hereby sells, assigns and transfers unto

Name ___________________________________________________________
           (Please typewrite or print in block letters)

Address _________________________________________ the right to purchase Common
Stock represented by this Warrant to the extent of ____________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ___________________, attorney, to transfer the same on the books of the Company with full power of substitution in the premises.


                                         Signature:
                                                   -----------------------------

Dated: ____________, 199__

                             AMENDMENT TO SERIES C WARRANT

    This AMENDMENT TO SERIES C WARRANT (this "Amendment"), is made as of December 22, 1995, by and between Myo Diagnostics, Inc,, a California corporation (the "Company") and Ontario Municipal Employees Retirement Board ("OMERB")

                                       RECITALS

    A. WHEREAS, OMERB is the holder of that certain Series C Warrant, No. C-1, dated August 18, 1995 for shares of the Common Stock of the Company (the "Warrant"); and

    B. WHEREAS, the Company and OMERB, and Gerald D. Appel desire to amend the Warrant as hereinafter provided

    NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

    1. The introductory paragraph of the Warrant is hereby amended to read in its entirety as follows:

         THIS CERTIFIES THAT, FOR VALUE RECEIVED, ONTARIO MUNICIPAL EMPLOYEES RETIREMENT BOARD, or registered assigns ("Holder") is entitled to purchase, upon the terms and subject to the provisions of this Warrant, from MYO DIAGNOSTICS, INC., a California corporation (the "Company") the number of fully paid and nonassessable shares of the Common Stock of the Company specified below at the price per share specified below at any time during the period from the Initial Exercise Date (as hereinafter defined) to 5:00 P.M., Los Angeles time, on December 31, 1998 (the "Expiration Date"), at which time this Warrant shall expire and become void. "Initial Exercise Date" means March 31, 1996, provided, however, that if on March 31, 1996, the Company has a firm written commitment from a person which is not an Affiliate of the Company (as hereinafter defined) for Gross Proceeds (as hereinafter defined), which together with all Gross Proceeds previously realized by the Company exceeds $500,000, then the Initial Exercise Date shall mean April 30, 1996, or if earlier, the date on which such firm written commitment is terminated. "Gross Proceeds" shall mean the aggregate proceeds realized by the Company subsequent to August 18, 1995, and prior to the Initial Exercise Date from the sale of its Common Stock or other equity securities to any person who is not an Affiliate of the Company in a transaction not involving a public offering. Gross Proceeds shall not include proceeds realized by the Company from (a) the subscription for and sale of securities of the Company pursuant to that certain Subscription Agreement, dated as of August 18, 1995 between the Company and Hydra
    Capital Corporation and Gerald D. Appel or the subscription for and sale of securities of the Company pursuant to the Share Purchase Warrant issued or to be issued in accordance with the terms thereof, (b) the sale of securities of the Company pursuant to that certain Securities Purchase Agreement, dated as of August 18, 1995, by and among the Company, Holder and Gerald D. Appel or upon the exercise of this Warrant,
(c) the sale of securities of the Company upon the exercise of that certain Series A Warrant, dated December 23, 1994, and issued to Holder, as amended, or
(d) the sale of securities of the Company upon the exercise of that certain Series B Warrant, dated December 23, 1994, and issued to Holder, as amended. "Affiliate of the Company" means Gerald D. Appel, any person who controls, is controlled by or is under common control with Mr. Appel or any relative by blood or marriage (not more remote than first cousin) of Mr. Appel. The number of shares of Common Stock initially issuable upon exercise of this Warrant and the initial price to be paid for each share of Common Stock shall be determined on the Initial Exercise Date as follows:

         If Gross Proceeds are greater than $1,200,000, such number of shares shall be 222,222 and such price shall be $2.00;

         If Gross Proceeds are greater than $1,100,000 but not greater than $1,200,000, such number of shares shall be 222,222 and such price shall be $1.90;

         If Gross Proceeds are greater than $1,000,000 but not greater than $1,100,000, such number of shares shall be 222,222 and such price shall be $1.80;

         If Gross Proceeds are greater than $900,000 but not greater than $1,000,000, such number of shares shall be 444,444 and such price shall be $1.50;

         If Gross Proceeds are greater than $800,000 but not greater than $900,000, such number of shares shall be 666,667 and such price shall be $1.00;

         If Gross Proceeds are greater than $700,000 but not greater than $800,000, such number of shares shall be 888,889 and such price shall be $0.25;


    4. This Amendment may be executed in two or more counterparts and by different parties in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above written.


                             MYO DIAGNOSTICS, INC.



                             By:   /s/ Gerald D. Appel
                                ----------------------------
                                  Gerald D. Appel
                                  President


                             ONTARIO MUNICIPAL EMPLOYEES
                             RETIREMENT BOARD


                             By:    /s/ Peter D.Friend
                                -----------------------------
                                  Peter D. Friend
                                  Portfolio Manager


                             By:   /s/ Henry A. Rachfalowski
                                ----------------------------
                                  Henry A. Rachfalowski
                                  Vice President

                          SECOND AMENDMENT TO SERIES C WARRANT

    This SECOND AMENDMENT TO SERIES C WARRANT (this "Amendment") is made as of July 8, 1996, by and between Myo Diagnostics, Inc., a California corporation (the "Company") and Ontario Municipal Employees Retirement Board ("OMERB").


                                       RECITALS

    A. WHEREAS, OMERB is the holder of that certain Series C Warrant No. C-1, dated August 18, 1995 for shares of the Common Stock of the Company, as amended by that certain Amendment to Series C Warrant, dated as of December 22, 1995 (as so amended, the "Warrant"); and

    B. WHEREAS, the Company and OMERB desire to further amend the Warrant as hereinafter provided.

    NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

    1. The introductory paragraph of the Warrant is hereby amended to read in its entirety as follows:

         THIS CERTIFIES THAT, FOR VALUE RECEIVED, ONTARIO MUNICIPAL EMPLOYEES RETIREMENT BOARD, or registered assigns ("Holder") is entitled to purchase, upon the terms and subject to the provisions of this Warrant, from MYO DIAGNOSTICS. INC., a California corporation (the "Company"), 222,222 fully paid and nonassessable shares of the Common Stock of the Company at the price of $2.00 per share at any time during the period from December 22, 1995 to 5:00 P.M., Los Angeles time, on December 31, 1998 (the "Expiration Date"), at which time this Warrant shall expire and become void. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock shall be adjusted from time to time as hereinafter set forth. As used herein, "Common Stock" shall mean the Company's currently authorized Common Stock and any stock into which such Common Stock may be exchanged, and the exercise price for a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price". Unless the context otherwise requires, the term "Warrant", as used herein, includes this Warrant and any other Warrant or Warrants which may be issued pursuant to the provisions of this Warrant. whether upon transfer, assignment, partial exercise, divisions, combinations, exchange or otherwise, and the term "Holder" includes any transferee or transferees or assignee or assignees of the Holder named above, all of whom shall be subject to the provisions of this Warrant.

    2. The Company hereby represents and warrants to OMERB that this Amendment has been duly executed and delivered by the Company and that the Warrant, as amended by this Amendment, constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms.

    3. OMERB hereby represents and warrants to the Company that this Amendment has been duly executed and delivered by OMERB.

    4. This Amendment may be executed in two or more counterparts and by different parties in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above written.

                                  MYO DIAGNOSTICS. INC.


                                  By   /s/ Gerald D. Appel
                                     -------------------------
                                       Gerald D. Appel
                                       President


                                  ONTARIO MUNICIPAL EMPLOYEES RETIREMENT BOARD



                                  By    /s/ Peter D. Friend
                                     --------------------------
                                       Peter D. Friend
                                       Portfolio Manager



                                  by   /s/ Tom Gunn
                                     --------------------------
                                       Tom Gunn
                                       Senior Vice President, Investments